UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2008
MedQuist Inc.
(Exact Name of Issuer as Specified in Charter)

New Jersey	0-19941	22-2531298
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

1000 Bishops Gate Blvd., Suite 300	08054
Mt. Laurel, New Jersey	(Zip Code)
(Address of Principal Executive Offices)
(856) 206-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.
Litigation Settlement
     On March 10, 2008, MedQuist Inc. (the “Company”) executed a Settlement Term Sheet (the “Term Sheet”) with Partners Healthcare System, Northbay Healthcare Group, Hospital Corporation of America, St. Lukes Regional Medical Center, Palisades Medical Center, Mt. Sinai Medical Center, Ascension Health Ministry, Bayonne Medical Center, Bon Secours Health System, Inc., South Broward Memorial Hospital District and University of Colorado, and all related or associated facilities (collectively, the “Settling Plaintiffs”) regarding the settlement of all claims and potential claims of the Settling Plaintiffs against the Company and all individual defendants (collectively, the “Defendants”) from a lawsuit. The lawsuit, entitled South Broward Hosp. Dist., et al. v. MedQuist Inc., et al., Civil Action No. 05-CV-2206-JBS-AMD, was originally filed against the Company in the United States District Court for the Central District of California on September 9, 2004 (the “Lawsuit”), which was later transferred to the United States District Court for the District of New Jersey (the “Court”). By the terms of the Term Sheet, the Company shall make a single lump sum payment of $7,537,001.83 to settle all claims and potential claims of the Settling Plaintiffs against the Defendants from the Lawsuit. The Settling Plaintiffs will release the Defendants from any and all claims and dismiss the Lawsuit in its entirety with prejudice. The Term Sheet requires the Settling Plaintiffs and the Defendants to enter into a settlement agreement (the “Settlement Agreement”) containing standard, non-monetary terms in addition to the settlement payment and general release set forth above. The ultimate settlement of all claims and potential claims of the Settling Plaintiffs against the Defendants from the Lawsuit is subject to the execution of the Settlement Agreement. Because the parties are not settling on a class-wide basis, no class will be certified, and thus there is no requirement to give notice. None of the Defendants will admit to any wrongdoing in connection with the settlement.
     A copy of the Term Sheet is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. A copy of the press release announcing the execution of the Term Sheet is also attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
     The Company has no other material relationship with any of the Settling Plaintiffs other than Partners Healthcare System, Northbay Healthcare Group, Hospital Corporation of America, Ascension Health Ministry and Bon Secours Health System, Inc., each of which currently purchases services or products from the Company.
Governance Agreement Amendment
     On March 12, 2008, the Company and Koninklijke Philips Electronics N.V. (“Philips”) entered into an amendment (the “Amendment”) to the Governance Agreement by and between the Company and Philips dated May 22, 2000, as amended (the “Governance Agreement”). The Supervisory Committee of the Board of Directors of the Company (the “Board”), which is comprised of three independent directors and is responsible for, among other things, the general oversight, administration, amendment and enforcement of all material agreements or arrangements between the Company and Philips, approved the Amendment.
     The Amendment establishes the number of directors and the composition of the Board and certain of its committees in the event the number of Independent Directors (as defined in the Governance Agreement) on the Board is less than three. In the event the number of Independent Directors on the Board is less than three, the Amendment requires the Company to use its commercially reasonable efforts to nominate and elect additional Independent Directors in order to maintain three Independent Directors on the Board. The Amendment also authorizes the Board to change the composition of the Board and any Board committee as necessary to comply with the securities laws or rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) or the rules of any stock exchange on which the Company’s stock is listed or traded.
     Philips owns approximately 70% of the outstanding common stock of the Company. The Company is a party to various agreements with Philips or subsidiaries of Philips. These agreements are described in the Company’s Definitive Proxy Statement for its Annual Meeting of Shareholders held on December 31, 2007, which was filed with the SEC on December 17, 2007.
     A copy of the Amendment is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
The attached Exhibit Index is incorporated herein by reference.
Disclosure Regarding Forward-Looking Statements:
     Some of the statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K include, without limitation, statements about settling claims and potential claims of the Settling Plaintiffs arising from the Lawsuit. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the risk that the Company does not settle any of the claims or potential claims of the Settling Plaintiffs arising from the Lawsuit and the risk of possible future claims against the Company. For a discussion of these risks, uncertainties and assumptions, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, entitled “Risk Factors” and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: March 14, 2008	By:	/s/ Howard S. Hoffmann
Howard S. Hoffman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Settlement Term Sheet dated March 10, 2008 by and among (i) MedQuist Inc. and (ii) Partners Healthcare System, Northbay Healthcare Group, Hospital Corporation of America, St. Lukes Regional Medical Center, Palisades Medical Center, Mt. Sinai Medical Center, Ascension Health Ministry, Bayonne Medical Center, Bon Secours Health System, Inc., South Broward Memorial Hospital District and University of Colorado, and all related or associated facilities.

10.2	Amendment to the Governance Agreement dated March 12, 2008 by and between MedQuist Inc. and Koninklijke Philips Electronics N.V.

99.1	Press Release of MedQuist Inc. issued on March 14, 2008.